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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 6, 2004


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-8598                  75-0135890
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


                    P.O. BOX 655237, DALLAS, TEXAS 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                                      NONE.
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Earnings Press Release dated February 6, 2004

                  99.2 Monthly Statistical Report Press Release dated February 6, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2004, Belo Corp. announced its consolidated financial results for the fourth quarter and full-year ended December 31, 2003. On February 6, 2004, the company also issued a press release announcing the company's monthly statistical report for the month and twelve months ended December 31, 2003. Copies of these press releases are furnished with this report as exhibits to Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2004

                                         BELO CORP.


                                         By: /s/ Carey Hendrickson
                                             -----------------------------------
                                             Carey P. Hendrickson
                                             Vice President/Investor Relations

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                                INDEX TO EXHIBITS


Exhibit No.                              Description
-----------      ---------------------------------------------------------------
99.1             Earnings Press Release dated February 6, 2004
99.2             Monthly Statistical Report Press Release dated February 6, 2004